UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 25, 2022

ALPINE INCOME PROPERTY TRUST, INC.

(Exact name of registrant as specified in its charter)

Maryland	Commission File Number 001-39143	84-2769895
(State or other jurisdiction of incorporation or organization)		(I.R.S. Employer Identification No.)

1140 N. Williamson Blvd., Suite 140 Daytona Beach, Florida	32114
(Address of principal executive offices)	(Zip Code)

Registrant’s Telephone Number, including area code

(386) 274-2202

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities Registered Pursuant to Section 12(b) of the Act

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.01 Par Value	PINE	NYSE

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☒

Item 2.01. Completion of Acquisition or Disposition of Assets.

On March 25, 2022, Alpine Income Property Trust, Inc. (the “Company”) completed the acquisition of nine income properties located in six different states (the “Portfolio”) from a private family office (the “Seller”) for an aggregate purchase price of $48.1 million. There is no material relationship between the Company, its subsidiaries or any of its affiliates, or any director or officer of the Company, or any associate of any director or officer of the Company, and the Seller, other than with respect to the Company’s acquisition of the Portfolio. The acquisition was funded utilizing availability under the Company’s unsecured revolving credit facility.

This Current Report on Form 8-K includes the historical audited financial statements of the Portfolio and the pro forma consolidated financial information required by Items 9.01(a) and 9.01(b) of Form 8-K related to the Portfolio.

The pro forma financial information included in this Current Report on Form 8-K has been presented for informational purposes only, as required by Form 8-K. It does not purport to represent the actual results of operations that the Company and the Portfolio would have achieved had the Company held the assets of the Portfolio during the periods presented in the pro forma financial information and is not intended to project the future results of operations that the Company may achieve after the acquisition of the Portfolio.

Item 9.01. Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired

The financial statements that are required to be filed pursuant to this item are being filed with this Current Report on Form 8-K as Exhibit 99.1 and are incorporated by reference herein.

(b) Pro Forma Financial Information

The pro forma financial information that is required to be filed pursuant to this item is being filed with this Current Report on Form 8-K as Exhibit 99.2 and is incorporated by reference herein.

(d) Exhibits

23.1Consent of Grant Thornton LLP

99.1 Audited Financial Statements

●	Report of Independent Certified Public Accountants
●	Historical Summary of Revenues and Direct Expenses of the Portfolio for the Year Ended December 31, 2021 (Audited)
●	Notes to Historical Summary of Revenues and Direct Expenses of the Portfolio for the Year Ended December 31, 2021 (Audited)

99.2 Pro Forma Financial Information

●	Summary of Unaudited Pro Forma Consolidated Financial Statements
●	Unaudited Pro Forma Consolidated Balance Sheet of Alpine Income Property Trust, Inc. as of December 31, 2021
●	Unaudited Pro Forma Consolidated Statements of Operations of Alpine Income Property Trust, Inc. for the Year Ended December 31, 2021
●	Notes to Unaudited Pro Forma Consolidated Financial Statements

104 Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 25, 2022

Alpine Income Property Trust, Inc.

By:	/s/ Matthew M. Partridge
Senior Vice President, Chief Financial Officer and Treasurer
(Principal Financial Officer)